Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
We use an asset-and-liability approach to account for income taxes. Our objective is to recognize the amount of taxes payable or refundable for the current year through charges or credits to the current tax provision, and to recognize deferred tax assets and liabilities for future tax consequences of temporary differences between amounts reported in our consolidated financial statements and their respective tax bases. The measurement of tax assets and liabilities is based on enacted tax laws and applicable tax rates. The effects of a tax position on our consolidated financial statements are recognized when we believe it is more likely than not that the position will be sustained. A valuation allowance is established if it is considered more likely than not that all or a portion of the deferred tax assets will not be realized. Deferred tax assets and liabilities recorded in our consolidated statement of condition are netted within the same tax jurisdiction.
The following table presents the components of income tax expense (benefit) for the periods indicated:

	Years Ended December 31,
(In millions)	2018	2017	2016
Current:
Federal	$122	$343	$69
State	148	24	34
Non-U.S.	374	380	320
Total current expense	644	747	423
Deferred:
Federal	(128)	45	(309)
State	(22)	66	38
Non-U.S.	14	(19)	(85)
Total deferred expense (benefit)	(136)	92	(356)
Total income tax expense (benefit)	$508	$839	$67
The following table presents a reconciliation of the U.S. statutory income tax rate to our effective tax rate based on income before income tax expense for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
U.S. federal income tax rate	21.0%	35.0%	35.0%
Changes from statutory rate:
State taxes, net of federal benefit	3.1	2.0	2.1
Tax-exempt income	(2.0)	(4.3)	(5.9)
Business tax credits(1)	(4.1)	(3.7)	(10.5)
Foreign tax differential	(0.6)	(7.2)	(7.4)
Transition tax	—	15.2	—
Deferred tax revaluation	(1.0)	(6.8)	—
Foreign designated earnings	—	(0.7)	(6.5)
Foreign capital transactions	—	—	(4.1)
Litigation expense	0.3	—	1.3
Other, net	(0.4)	(1.6)	(1.0)
Effective tax rate	16.3%	27.9%	3.0%

(1) Business tax credits include low-income housing, production and investment tax credits.
On December 22, 2017, the U.S. President signed into law the TCJA (H.R. 1), reducing the corporate income tax rate from 35% to 21% and enacting a one-time transition tax on unremitted earnings of certain foreign subsidiaries. The TCJA also introduced the Global Intangible Low-Taxed Income (GILTI), a new minimum tax to be imposed on foreign subsidiary earnings and an alternative tax for excess base erosion payments. In applying the guidance in Staff Accounting Bulletin No. 118 (SAB 118), the 2017 income tax expense included an estimated deferred tax benefit of $197 million attributable to certain U.S. deferred tax assets and liabilities and a provisional $454 million liability attributable to the one-time transition tax on total post-1986 earnings and profits (E&P) of foreign subsidiaries previously deferred from U.S. income taxes.
At December 31, 2018, the accounting for income tax effects of the TCJA has been completed. The 2018 income tax expense included an additional deferred tax benefit of approximately $32 million related to the TCJA provisional estimate recorded in 2017 mainly attributable to the remeasurement of temporary differences. Our completed analysis of cumulative E&P did not result in a change in estimate for the transition tax liability.
Beginning in 2018, the TCJA subjects a U.S. shareholder to current tax on GILTI earned by certain foreign subsidiaries. We have elected to recognize the resulting tax on GILTI as a period expense in the period the tax is incurred. As such, we have included an estimate of this liability in our estimated annual effective tax rate. This adjustment increased our effective tax rate by 0.2% in 2018, which is reflected in the prior reconciliation table under "Other, net".
Undistributed indefinitely reinvested earnings of certain foreign subsidiaries amounted to approximately $3.8 billion at December 31, 2018. As a result, no provision has been recorded for state and local or foreign withholding income taxes. If a distribution were to occur, we would be subject to state, local and to foreign withholding tax. It is expected that any distribution will be exempt from federal income tax. Although the foreign withholding tax is generally creditable against U.S. federal income tax, certain credit utilization limitations may result in a net cost.
The following table presents significant components of our gross deferred tax assets and gross deferred tax liabilities as of the dates indicated:

	December 31,
(In millions)	2018	2017
Deferred tax assets:
Unrealized losses on investment securities, net	$146	$17
Deferred compensation	134	159
Pension plan	55	82
Accrued expenses	156	132
Foreign currency translation	50	18
General business credit	274	231
NOL and other carryforwards	153	101
Other	—	27
Total deferred tax assets	968	767
Valuation allowance for deferred tax assets	(138)	(88)
Deferred tax assets, net of valuation allowance	$830	$679
Deferred tax liabilities:
Leveraged lease financing	$—	$184
Fixed and intangible assets	744	755
Non-U.S. earnings	—	6
Investment basis differences	229	172
Other	11	$—
Total deferred tax liabilities	$984	$1,117

The table below summarizes the deferred tax assets and related valuation allowances recognized as of December 31, 2018:

(In millions)	Deferred Tax Asset	Valuation Allowance	Expiration
General business Credits	$274	$—	2035-2038
NOLs - Non-U.S.	55	(41)	2019-2028, None
Other Carryforwards	88	(88)	2037-2039 /None
NOLs - State	11	(9)	2019-2036

Management considers the valuation allowance adequate to reduce the total deferred tax assets to an aggregate amount that will more likely than not be realized. Management has determined that a valuation allowance is not required for the remaining deferred tax assets because it is more likely than not that there is sufficient taxable income of the appropriate nature within the carryforward periods to realize these assets.
At December 31, 2018, 2017 and 2016, the gross unrecognized tax benefits, excluding interest, were $108 million, $94 million and $71 million, respectively. Of this, the amounts that would reduce the effective tax rate, if recognized, are $100 million, $87 million and $63 million, respectively. The reduction in the effective tax rate includes the federal benefit for unrecognized state tax benefits.
The following table presents activity related to unrecognized tax benefits as of the dates indicated:

	December 31,
(In millions)	2018	2017	2016
Beginning balance	$94	$71	$63
Decrease related to agreements with tax authorities	(40)	(14)	(13)
Increase related to tax positions taken during current year	12	26	7
Increase related to tax positions taken during prior years	44	11	14
Decreases related to a lapse of the applicable statute of limitations	(2)	—	—
Ending balance	$108	$94	$71

It is reasonably possible that of the $108 million of unrecognized tax benefits as of December 31, 2018, up to $25 million could decrease within the next 12 months due to the resolution of various audits. Management believes that we have sufficient accrued liabilities as of December 31, 2018 for tax exposures and related interest expense.
Income tax expense included related interest and penalties of approximately $1 million and $3 million in 2018 and 2017, respectively. Total accrued interest and penalties were approximately $8 million, $8 million and $5 million as of December 31, 2018, 2017 and 2016, respectively.